Fourth Quarter and Full Year 2023 Results February 15, 2024

2/15/2024©2024 InterDigital, Inc. All Rights Reserved. 2 Disclaimers Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 21E of the Exchange Act. Such statements include information regarding our current beliefs, plans and expectations, including, without limitation, the matters set forth below. Words such as "believe," “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “forecast,” "goal," "could," "would," "should," "if," "may," "might," "future," "target," "trend," "seek to," "will continue," "predict," "likely," "in the event," variations of any such words or similar expressions contained herein are intended to identify such forward-looking statements. Forward-looking statements are made on the basis of management’s current views and assumptions and are not guarantees of future performance. Although the forward-looking statements in this presentation reflect the good faith judgment of our management, such statements can only be based on facts and factors currently known by us. Consequently, forward-looking statements concerning our business, results of operations and financial condition are inherently subject to risks and uncertainties. We caution readers that actual results and outcomes could differ materially from those expressed in or anticipated by such forward-looking statements due to a variety of factors, including: (i) unanticipated delays, difficulties or accelerations in the execution of patent license agreements; (ii) the resolution of current legal proceedings, including any awards or judgments relating to such proceedings, additional or related legal proceedings, including appeals, changes in the schedules or costs associated with such proceedings or adverse rulings; (iii) our ability to leverage our strategic relationships and secure new patent license agreements on acceptable terms; (iv) our ability to enter into sales and/or licensing partnering arrangements for certain of our patent assets; (v) our ability to expand our revenue opportunities by entering into licensing arrangements with video streaming and other cloud-based service providers; (vi) our ability to enter into partnerships with leading inventors and research organizations and identify and acquire technology and patent portfolios that align with our roadmap; (vii) our ability to commercialize our technologies and enter into customer agreements; (viii) the failure of the markets for our current or new technologies to materialize to the extent or at the rate that we expect; (ix) our continued ability to develop new technologies and secure new patents, including the risk of unexpected delays or difficulties related to the development of our technologies; (x) risks associated with our capital allocation strategies, including risks associated with our planned dividend payments and share repurchases; (xi) changes in our interpretations of, and assumptions and calculations with respect to the impact on us of, the 2017 Tax Cuts and Jobs Act, as well as further guidance that may be issued regarding such act; (xii) risks related to the potential impact of new accounting standards on our financial position, results of operations or cash flows; (xiii) failure to accurately forecast the impact of our restructuring activities on our financial statements and our business; (xiv) the timing and impact of potential administrative and legislative matters; (xv) changes or inaccuracies in market projections; (xvi) our ability to obtain liquidity though debt and equity financings; (xvii) the potential effects that macroeconomic uncertainty could have on our financial position, results of operations and cash flows; (xviii) impacts from acts of terrorism, war or political or civil unrest, or any responses thereto, in the United States or elsewhere; (xix) changes in our business strategy; (xx) changes or inaccuracies in our expectations with respect to royalty payments by our customers and (xxi) risks related to our assumptions and application of relevant accounting standards, including with respect to revenue recognition. You should carefully consider these factors as well as the risks and uncertainties outlined in greater detail in Part I, Item 1A, of our Form 10-K before making any investment decision with respect to our common stock. These factors, individually or in the aggregate, may cause our actual results to differ materially from our expected and historical results. You should understand that it is not possible to predict or identify all such factors. In addition, you should not place undue reliance on the forward-looking statements contained herein, which are made only as of the date of this presentation. We undertake no obligation to revise or update publicly any forward-looking statement for any reason, except as otherwise required by law. Industry Data This presentation contains statistical data, estimates, and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. While we believe the industry and market data included in this presentation are reliable and are based on reasonable assumptions, these data involve many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. Non-GAAP Financial Measures This presentation includes certain non-GAAP measures not based on generally accepted accounting principles. These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP measures used by us may differ from the non-GAAP measures used by other companies. For more information and for reconciliations between GAAP and these non-GAAP measures, see the appendix to this presentation.

Q4’23 Highlights

Recent Business Highlights Other Business Highlights ✓ Completed new license agreement with Samsung covering digital TVs and computer monitors ✓ Renewed license agreements with Panasonic ✓ Awarded injunction against Oppo, Realme and OnePlus by a German court ✓ Hired Ken Kaskoun as Chief Growth Officer ✓ Recognized by Forbes as one of America’s 100 most successful mid-cap companies 2/15/2024©2024 InterDigital, Inc. All Rights Reserved. 4 a Non-GAAP Measure / Please see appendix for GAAP to Non-GAAP reconciliations b Upside vs. guidance primarily driven by tax rate favorability Q4 Financial Highlights ✓ Revenue of $105.5 million above midpoint of guidance ✓ Adjusted EBITDAa of $53.3 million above high end of guidance ✓ Diluted earnings per share of $1.41b above high end of guidance ✓ Return of capital of $47 million ✓ Increased share repurchase authorization to $300 million

2/15/2024©2024 InterDigital, Inc. All Rights Reserved. 5 Q4’23 Results aNon-GAAP Measure / Please see appendix for GAAP to Non-GAAP reconciliations $117M $106M Q4'22 Q4'23 $65M $53M 0 20 40 60 80 100 120 Q4'22 Q4'23 Revenue <10%> Adj. EBITDAa <18%> Non-GAAP Diluted EPSa <13%> $1.62 $1.41 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 Q4'22 Q4'23

2/15/2024©2024 InterDigital, Inc. All Rights Reserved. 6 Q4’23 Revenue By Program $89M $88M 0 10 20 30 40 50 60 70 80 90 Q4'22 Q4'23 Recurring Catch Up $28M $17M 0 5 10 15 20 25 30 35 40 45 50 Q4'22 Q4'23 Recurring Catch Up Smartphone <1%> CE, IoT/Auto <39%>

2/15/2024©2024 InterDigital, Inc. All Rights Reserved. 7 Financial Results vs. Guidance Quarterly Results and Guidance Q4’23 Guidance Q4’23 Results Revenue $102M - $106M $105.5M Operating Expenses $77M - $79M $80.2M Net Income $18M - $21M $39.1M Adjusted EBITDAa $49M - $52M $53.3M Diluted earnings per share $0.70 - $0.80 $1.41 Non-GAAP diluted earnings per sharea $1.17 - $1.29 $1.41 a Non-GAAP Measure / Please see appendix for GAAP to Non-GAAP reconciliations.

FY23 Highlights

FY23 Business Highlights Leadership ✓ Hired Skip Maloney as new Chief People Officer ✓ Samir Armaly joined the Board of Directors Licensing ✓ Entered into 8 new license agreements, including cellular and HEVC licenses with Lenovo, cellular agreement with TCL and two agreements with Panasonic ✓ Renewed 99% of the annual recurring revenue that expired from 2020 – 2022b Research & Development ✓ Multiple engineers elected to the leadership positions of Standard Development Organizations for wireless, video and AI technologies ✓ Named as one of the world’s Top 100 most innovative companies, and Top 100 leaders in sustainable innovation Patent Portfolio ✓ Record year for invention creation with new patent filings up 70% yoy ✓ IP portfolio > 30,000 granted patents and applications 2/15/2024 ©2024 InterDigital, Inc. All Rights Reserved. 9 Financial ✓ Revenue of $550M with growth accelerating to 20% yoy ✓ Record recurring revenue of $408M ✓ Significant Adj. EBITDAa margin expansion, up 7ppt to 63% ✓ Record return of capital at $379 million aNon-GAAP Measure / Please see appendix for GAAP to Non-GAAP reconciliations b Excludes LG smartphone revenue due to LG exiting the smartphone market

2/15/2024©2024 InterDigital, Inc. All Rights Reserved. 10 $458M $550M FY22 FY23 Revenue +20% Full Year 2023 Results $255M $345M FY22 FY23 Adj.EBITDAa +36% aNon-GAAP Measure / Please see appendix for GAAP to Non-GAAP reconciliations $5.08 $9.23 FY22 FY23 Non-GAAP Diluted EPSa +82%

2/15/2024©2024 InterDigital, Inc. All Rights Reserved. 11 Full Year 2023 Revenue By Program $353M $467M FY22 FY23 Smartphone +32% Recurring Catch Up $104M $81M $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 FY22 FY23 CE, IoT/Auto <22%> Recurring Catch Up

FY24 Q1 and Annual Guidance

2/15/2024©2024 InterDigital, Inc. All Rights Reserved. 13 Guidance As of February 15, 2024 Quarterly Results and Guidance Q1’24 Guidance FY24 Guidance Revenue $245M - $255M $620M - $670M Adjusted EBITDAa $116M - $131M $310M - $345M Diluted earnings per shareb $2.40 - $2.95 $4.95 - $6.15 Non-GAAP diluted earnings per sharea $3.02 - $3.58 $7.45 - $8.76 (a) Non-GAAP Measure / Please see appendix for GAAP to Non-GAAP reconciliations (b) Based on 28.3 million weighted-average diluted shares as of January 31, 2024 and does not factor in any additional repurchases that may occur during the remainder of either period. The table above presents guidance of the Company's current outlook for first quarter and full year 2024. The outlook for first quarter 2024 covers existing licenses and does not include any new agreements we may sign over the balance of the first quarter. The outlook for full year 2024 includes both existing licenses and the potential for new agreements over the balance of the year.

Background on InterDigital As of February 15, 2024

Why IDCC? Strong Financial Performance Double-digit revenue growth, exceptional margins, robust return of capital Large Market Opportunity $650M+ recurring revenue target in device markets. Expanding into greenfield of video streaming and cloud services opportunities Licensing Momentum Experienced leadership team with long industry track record. Over $2.5B of new contracts completed in past 3 years Differentiated Patent Portfolio One of the strongest and highest quality patent portfolios in the world with > 30,000 patents across wireless, video and AI Deep Industry Expertise Five decades of pioneering wireless and video innovation. Highest concentration of inventors 2/15/2024©2024 InterDigital, Inc. All Rights Reserved. 15

InterDigital Business Model We are a foundational R&D company. We share our innovation through standard process and monetize our technology through IP licensing. 2/15/2024©2024 InterDigital, Inc. All Rights Reserved. 16

Pioneering research integral to the evolution of cellular wireless and video innovation since 1972 We reinvest ~half our recurring revenue into research and portfolio development Over Five Decades of Wireless & Video Innovation 2/15/2024©2024 InterDigital, Inc. All Rights Reserved. 17 Over half of our employees are engineers hold advanced degrees are inventors Of our engineers… ~90% ~90%

Management Team of Industry Veterans Liren Chen President & CEO Previously SVP, Global Head of IP; Qualcomm Inc. Richard Brezski EVP, CFO More than 20 years at InterDigital, CFO since 2012 Eeva Hakoranta EVP, CLO Previously SVP, Head of IP and Litigation & GC; Nokia Technologies Rajesh Pankaj EVP, CTO Previously SVP & Head of Corporate R&D; Qualcomm Inc. 2/15/2024©2024 InterDigital, Inc. All Rights Reserved. 18

>100 Leadership Positions in Wireless & Video Standards 2/15/2024©2024 InterDigital, Inc. All Rights Reserved. 19 JVT Cellular & WiFi Standards Video Standards RAN2 Chair CT Vice Chair SAI Vice Chair PDL Vice Chair ETSI Board Member ISAC ISG Chair RIS ISG Chair Steering Committee Board Member SA Board of Governers Policy & Procedures C/SAB Chair AIML TIG Chair Internet WG Vice Chair NNVC Co-Chair NNVC SW Chair Beyond VVC Co-chair of Two AHG Beyond VVC Co-chair of Two AHG AI AHG Co-chair AI-PCC Chair Haptic AHG Chair Steering Board Member TSAG Vice Chair

2/15/2024©2024 InterDigital, Inc. All Rights Reserved. 20 Recognized Global Innovation Leader For the 2nd year in a row, LexisNexis recognized InterDigital amongst the World’s 100 Most Innovative Businesses. Innovation Momentum 2023: The Global Top 100, “represents the world’s leading patent owners with the highest innovation momentum.”

Wireless Video Implementation DTV Broadcast & Home Network 2017 ~19,000 Assets 2023 >30,000 Assets Increasingly Diverse Patent Portfolio Our patent portfolio grew >60% between 2017 & 2023 with the addition of video & DTV related technologies and continuing growth of wireless assets 2/15/2024©2024 InterDigital, Inc. All Rights Reserved. 21

Average Competitive Impact InterDigital Ranks Among the Highest in Patent Quality for 5G and Video Codec Patents1 2/15/2024©2024 InterDigital, Inc. All Rights Reserved. 22 0 4 8 12 InterDigital Company #1 Company #2 Company #3 Company #4 Company #5 Company #6 Company #7 Company #8 Company #9 0 2 4 6 8 Company # 9 Company # 8 Company # 7 Company # 6 Company # 5 Company # 4 InterDigital Company # 2 Company #1 Video Codec Patent Holders 5G Patent Holders 1 LexisNexis PatentSight Feb 2024

We have well-established licensing programs and lead the industry in transparency and fair licensing practices Our Licensing Principles We complete the vast majority of our licensing agreements through bilateral negotiations On the rare occasions we had to enforce our rights in court, our patents have been repeatedly found to be valid, essential to standards and infringed Our past enforcement actions have always resulted in license agreements 2/15/2024©2024 InterDigital, Inc. All Rights Reserved. 23

2/15/2024©2024 InterDigital, Inc. All Rights Reserved. 24 Target: $650M ARR; 60% Adj EBITDA Margin + Additional opportunity from Streaming and Cloud Services ARTIFICIAL INTELLIGENCE $500M Revenue Per Yeara $150M+ Greenfield Opportunity ~$500 Billion TAMb SMARTPHONES CE, IoT/AUTO STREAMING & CLOUD SERVICES PORTFOLIO RESEARCH >30,000 PATENT ASSETS MARKETS WIRELESS RESEARCH: CELLULAR & WI-FI VIDEO RESEARCH Revenue Per Yeara a Annual recurring revenue target b OMDIA

Recent Progress Toward our Target Over 30 licenses signed in past 3 years driving > $2.5B of contract value; 2/15/2024©2024 InterDigital, Inc. All Rights Reserved. 25 2021 a Currently in binding arbitration to set license rate 2024 #1 Chinese Smartphone vendor 2022 2023 Top-10 TV vendor Largest license in company history Major CE/IoT License 80% of connected car market under license Court wins result in cellular and HEVC licenses #1 Television vendor Licensee since 1995a

Revenue Growth Double-digit growth in both Smartphone and CE, IoT/Auto licensing programs $40M $24M $68M $104M $81M $267M 2019 $323M 2020 $352M 2021 $353M 2022 $467M 2023 $319M $359M $425M $458M $550M Smartphone CE, IoT/Auto Other 2/15/2024©2024 InterDigital, Inc. All Rights Reserved. 26 19% CAGR 15% CAGR

$131M $155M $208M $255M $345M 41% 43% 49% 56% 63% 0% 10% 20% 30% 40% 50% 60% 70% $0M $100M $200M $300M $400M $500M 2019 2020 2021 2022 2023 Revenue Growth and Cost Control drive Expanding Margins 2/15/2024 27 $319M $359M $425M $458M $550M 2019 2020 2021 2022 2023 $281M $304M $354M $307M $328M 2019 2020 2021 2022 2023 Revenue 15% CAGR Expenses 4% CAGR $2.32 $2.27 $3.73 $5.08 $9.23 2019 2020 2021 2022 2023 Non-GAAP Diluted EPSa 4X growth Adjusted EBITDA > 2.5X growth a Non-GAAP financial measure. Refer to non-GAAP reconciliation in appendix a

Robust Return of Capital Cash Returned to Shareholders ~$852M since 2019 Stock Buyback ~$641M in share repurchases since 2019 ~24% net reduction in basic share count Dividends ~$211M in dividends paid since 2019 14% increase declared in Sep ‘23 $43M 2019 2020 2021 2022 2023 $241M $73M $117M $379M Dividends Paid Shares Repurchased 2/15/2024©2024 InterDigital, Inc. All Rights Reserved. 28

Appendix

2/15/2024©2024 InterDigital, Inc. All Rights Reserved. 30 Non-GAAP Reconciliation (In millions) 2019 2020 2021 2022 2023 Q4'23 Q4'22 Q4'23 Q1'24 Full Year 2024 Net income (loss) attributable to InterDigital, Inc. 21$ 45$ 55$ 94$ 214$ 39$ 32$ $18 - 21 $68 - 83 $140 - 175 Net loss attributable to non-controlling interest (6) (7) (13) (2) (3) - - - - - Income tax (provision) benefit 11 (7) 15 26 24 (6) 8 4 22 40 - 50 Other expense & interest expense 12 24 14 33 (13) (8) (2) 1 1 5 - 15 Depreciation and amortization 77 81 78 79 78 19 20 19 18 73 Share-based compensation 8 10 29 22 36 9 7 7 7 42 Other operating items 9 9 30 3 10 - - - - - Adjusted EBITDA 131$ 155$ 208$ 255$ 345$ 53$ 65$ $49 - 52 $116 - 131 $310 - 345 Adjusted EBITDA Margin 41% 43% 49% 56% 63% 51% 55% Other Operating Items Restructuring - - 28 3 - - - - - - Other non-cash charges 1 9 - - 3 - - - - - Non-Recurring Personnel-Related - - 2 - - - - - - - Net Litigation Fee Reimbursement - - - - 8 - - - - - Transaction related costs 8 - - - - - - - - - Total Other Operating Items 9$ 9$ 30$ 3$ 10$ -$ -$ -$ -$ -$ For The Year Ended December 31, OutlookThree Months Ended,

2/15/2024©2024 InterDigital, Inc. All Rights Reserved. 31 Non-GAAP Reconciliation (In millions, except per share data) 2019 2020 2021 2022 2023 Q4'23 Q4'22 Q4'23 Q1'24 Full Year 2024 Net income (loss) attributable to InterDigital, Inc. 21$ 45$ 55$ 94$ 214$ 39$ 32$ $18 - 21 $68 - 83 $140 - 175 Share-based compensation 8 10 29 22 36 9 7 7 7 42 Acquisition related amortization 41 44 42 42 41 10 11 10 8 33 Other operating items 9 9 30 3 10 - - - - - Other non-operating items 3 (4) (11) 13 (14) (5) 3 - - - Related income tax and noncontrolling interest effect of above items (13) (12) (26) (17) (17) (3) (4) (4) (3) (16) Adjustments to income taxes 4 (21) (2) (2) (16) (13) - - - - Non-GAAP net income 74$ 70$ 117$ 155$ 254$ 37$ 49$ $31 - 34 $80 - 95 $199 - 234 Weighted average dilutive shares - GAAP 31.8 31.1 31.3 30.5 28.1 27.6 30.0 26.5 28.3 28.3 Less: Dilutive impact of the Convertible Notes - - - - 0.5 1.2 - 0.1 1.8 1.6 Weighted average dilutive shares - Non-GAAP 31.8 31.1 31.3 30.5 27.6 26.4 30.0 26.4 26.5 26.7 Non-GAAP diluted earnings per share 2.32$ 2.27$ 3.73$ 5.08$ 9.23$ 1.41$ 1.62$ $1.17 - 1.29 $3.02 - 3.58 $7.45 - 8.76 Other Operating Items Restructuring - - 28 3 - - - - - - Other non-cash charges 1 9 - - 3 - - - - - Non-Recurring Personnel-Related - - 2 - - - - - - - Net Litigation Fee Reimbursement - - - - 8 - - - - - Transaction related costs 8 - - - - - - - - - Total Other Operating Items 9$ 9$ 30$ 3$ 10$ -$ -$ -$ -$ -$ Other Non-operating Items Fair value changes 3 (4) (9) 2 (10) (1) 3 - - - Loss on extinguishment of debt - - - 11 - - - - - - Other non-cash charges - - (2) - (4) (4) - - - - Total Other Non-operating Items 3$ (4)$ (11)$ 13$ (14)$ (5)$ 3$ -$ -$ -$ Three months ended, OutlookFull Year

2/15/2024©2024 InterDigital, Inc. All Rights Reserved. 32 Non-GAAP Financial Measures Adjusted EBITDA and Adjusted EBITDA margin are supplemental non-GAAP financial measures that InterDigital believes provide investors with important insight into the Company's ongoing business performance. InterDigital defines Adjusted EBITDA as net income attributable to InterDigital Inc. plus net loss attributable to non- controlling interest, income tax (provision) benefit, other income (expense) & interest expense, depreciation and amortization, share-based compensation, and other items. Other items include restructuring costs, impairment charges and other non-recurring items. Adjusted EBITDA margin is Adjusted EBITDA over total revenues. These non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The presentation of these financial measures, which are not prepared under any comprehensive set of accounting rules or principles, is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. A reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure is provided above. Non-GAAP net income, Non-GAAP diluted earnings per share, and Non-GAAP weighted-average diluted shares are supplemental non-GAAP financial measures that InterDigital believes provides investors with important insight into the Company's ongoing business performance. InterDigital defines Non-GAAP net income as net income attributable to InterDigital, Inc. plus share-based compensation, acquisition related amortization, depreciation and amortization, restructuring costs, impairment charges and one-time adjustments, losses on extinguishments of long-term debt, the related income tax effect of the preceding items, and adjustments to income taxes. Non-GAAP diluted earnings per share is defined as Non-GAAP net income divided by Non-GAAP weighted average number of common shares outstanding–diluted, which adjusts the weighted average number of common shares outstanding for the dilutive effect of the Company's convertible otes, offset by our hedging arrangements. InterDigital’s computation of these non-GAAP financial measures might not be comparable to similarly named measures reported by other companies. The presentation of these financial measures, which are not prepared under any comprehensive set of accounting rules or principles, is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. A reconciliation of each of these metrics to its most directly comparable GAAP financial measure is provided above.